 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2019 (January 1, 2019)

Appian Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11955 Democracy Drive, Suite 1700, Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The applicable information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2019, Edward Hughes stepped down as Senior Vice President, Worldwide Sales, of Appian Corporation (the “Company”). David Mitchell was appointed to replace Mr. Hughes as Senior Vice President, Worldwide Sales. Mr. Hughes will remain with the Company in a different role.

Item 8.01 Other Events.

On December 19, 2018, the Delaware Chancery Court issued an opinion in Sciabacucchi v. Salzberg, C.A. No. 2017-0931-JTL, invalidating provisions in the certificates of incorporation of Delaware companies that purport to limit to federal court the forum in which a stockholder could bring a claim under the Securities Act of 1933, as amended. The Chancery Court held that a Delaware corporation can only use its constitutive documents to bind a plaintiff to a particular forum where the claim involves rights or relationships established by or under Delaware’s corporate law. This case may be appealed to the Delaware Supreme Court.

Article VII, Section 8 of the amended and restated certificate of incorporation (the “Charter”) of Appian Corporation (the “Company”) contains a similar federal forum selection provision. As such, and in light of the recent Sciabacucchi decision, as permitted by such provision, the Company does not currently intend to enforce the foregoing federal forum selection provision unless the Sciabacucchi decision is appealed and the Delaware Supreme Court reverses the decision. If there is no appeal of the Sciabacucchi decision or if the Delaware Supreme Court affirms the Chancery Court’s decision, then the Company will seek approval by its stockholders to amend the Charter at our next regularly-scheduled annual meeting of stockholders to remove the invalid provision.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: January 2, 2019	By:	/s/ Mark Lynch
Mark Lynch
Chief Financial Officer